UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 7, 2015

PIONEER NATURAL RESOURCES COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-13245	75-2702753
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

5205 N. O’Connor Blvd. Suite 200 Irving, Texas	75039
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 444-9001

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 7, 2015, Pioneer Natural Resources Company (the “Company”) completed the public offering of $500,000,000 in aggregate principal amount of the Company’s 3.45% Senior Notes due 2021 (the “2021 Notes”) and $500,000,000 in aggregate principal amount of the Company’s 4.45% Senior Notes due 2026 (the “2026 Notes” and, together with the 2021 Notes, the “Notes”) pursuant to an Underwriting Agreement (the “Underwriting Agreement”) with Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, as representatives of the several underwriters named therein. The Company filed a copy of the Underwriting Agreement as Exhibit 1.1 to its Current Report on Form 8-K filed on December 2, 2015. The Company offered the Notes pursuant to the Prospectus Supplement dated November 30, 2015, to the Prospectus dated May 30, 2014, which forms a part of the Company’s shelf registration statement on Form S-3 (Registration No. 333-196430) that was filed with the Securities and Exchange Commission (the “SEC”) and became automatically effective on May 30, 2014.

The Company issued the Notes pursuant to an indenture, dated June 26, 2012 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee (the “Trustee”), as supplemented with respect to the Notes by a second supplemental indenture, dated December 7, 2015 (the “Second Supplemental Indenture”), among the Company, Pioneer Natural Resources USA, Inc. and the Trustee.

The Base Indenture and Second Supplemental Indenture are filed as Exhibit 4.1 and Exhibit 4.2, respectively, hereto and the terms and conditions thereof are incorporated herein by reference.

The form of the 2021 Notes issued pursuant to the Second Supplemental Indenture is filed as Exhibit 4.3 hereto and the terms and conditions thereof are incorporated herein by reference.

The form of the 2026 Notes issued pursuant to the Second Supplemental Indenture is filed as Exhibit 4.4 hereto and the terms and conditions thereof are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits

4.1 –	Indenture, dated June 26, 2012, by and between Pioneer Natural Resources Company and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, File No. 1-13245, filed with the SEC on June 28, 2012).

4.2 –	Second Supplemental Indenture, dated December 7, 2015, by and among Pioneer Natural Resources Company, Pioneer Natural Resources USA, Inc. and Wells Fargo Bank, National Association.

4.3 –	Form of 3.45% Senior Notes due 2021.

4.4 –	Form of 4.45% Senior Notes due 2026.

5.1 –	Opinion of Vinson & Elkins L.L.P.

23.1 –	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PIONEER NATURAL RESOURCES COMPANY

By:	/s/ Mark H. Kleinman
Mark H. Kleinman
Senior Vice President and General Counsel

Dated: December 7, 2015

EXHIBIT INDEX

Exhibit Number	Exhibit Title

4.1 –	Indenture, dated June 26, 2012, by and between Pioneer Natural Resources Company and Wells Fargo Bank, National Association (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K, File No. 1-13245, filed with the SEC on June 28, 2012).

4.2 –	Second Supplemental Indenture, dated December 7, 2015, by and among Pioneer Natural Resources Company, Pioneer Natural Resources USA, Inc. and Wells Fargo Bank, National Association.

4.3 –	Form of 3.45% Senior Notes due 2021.

4.4 –	Form of 4.45% Senior Notes due 2026.

5.1 –	Opinion of Vinson & Elkins L.L.P.

23.1 –	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1 hereto).